March 27, 2019 + Exhibit 99.2

Safe Harbor Statement CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS All statements, other than statements of current or historical fact, contained in this communication are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). We intend such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and Centene Corporation is including this statement for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about Centene’s future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of Centene’s proposed acquisition of WellCare Health Plans, Inc. (the “WellCare Transaction”), Centene’s recent acquisition (the “Fidelis Care Transaction”) of substantially all the assets of New York State Catholic Health Plan, Inc., d/b/a Fidelis Care New York (“Fidelis Care”), investments and the adequacy of Centene’s available cash resources. These forward-looking statements reflect Centene’s current views with respect to future events and are based on numerous assumptions and assessments made by us in light of Centene’s experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors Centene believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause Centene’s or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions. All forward-looking statements included in this filing are based on information available to us on the date of this communication. Except as may be otherwise required by law, Centene undertakes no obligation to update or revise the forward-looking statements included in this communication, whether as a result of new information, future events or otherwise, after the date of this filing. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including, but not limited to, the following: (i) the risk that regulatory or other approvals required for the WellCare Transaction may be delayed or not obtained or are obtained subject to conditions that are not anticipated that could require the exertion of management’s time and Centene’s resources or otherwise have an adverse effect on Centene; (ii) the risk that Centene’s stockholders do not approve the issuance of shares of Centene common stock in the WellCare Transaction; (iii) the risk that WellCare’s stockholders do not adopt the merger agreement; (iv) the possibility that certain conditions to the consummation of the WellCare Transaction will not be satisfied or completed on a timely basis and accordingly the WellCare Transaction may not be consummated on a timely basis or at all; (v) uncertainty as to the expected financial performance of the combined company following completion of the WellCare Transaction; (vi) the possibility that the expected synergies and value creation from the WellCare Transaction will not be realized, or will not be realized within the expected time period; (vii) the exertion of management’s time and Centene’s resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for the WellCare Transaction; (viii) the risk that unexpected costs will be incurred in connection with the completion and/or integration of the WellCare Transaction or that the integration of WellCare will be more difficult or time consuming than expected; (ix) the risk that potential litigation in connection with the WellCare Transaction may affect the timing or occurrence of the WellCare Transaction or result in significant costs of defense, indemnification and liability; (x) a downgrade of the credit rating of Centene’s indebtedness, which could give rise to an obligation to redeem existing indebtedness; (xi) unexpected costs, charges or expenses resulting from the WellCare Transaction; (xii) the possibility that competing offers will be made to acquire WellCare; (xiii) the inability to retain key personnel; (xiv) disruption from the announcement, pendency and/or completion of the WellCare Transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; and (xv) the risk that, following the WellCare Transaction, the combined company may not be able to effectively manage its expanded operations. Additional factors that may cause actual results to differ materially from projections, estimates, or other forward-looking statements include, but are not limited to, the following: (i) Centene’s ability to accurately predict and effectively manage health benefits and other operating expenses and reserves; (ii) competition; (iii) membership and revenue declines or unexpected trends; (iv) changes in healthcare practices, new technologies, and advances in medicine; (v) increased healthcare costs, (vi) changes in economic, political or market conditions; (vii) changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Affordability Reconciliation Act, collectively referred to as the Affordable Care Act (“ACA”), and any regulations enacted thereunder that may result from changing political conditions or judicial actions, including the ultimate outcome of the District Court decision in “Texas v. United States of America” regarding the constitutionality of the ACA; (viii) rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting Centene’s government businesses; (ix) Centene’s ability to adequately price products on federally facilitated and state-based Health Insurance Marketplaces; (x) tax matters; (xi) disasters or major epidemics; (xii) the outcome of legal and regulatory proceedings; (xiii) changes in expected contract start dates; (xiv) provider, state, federal and other contract changes and timing of regulatory approval of contracts; (xv) the expiration, suspension, or termination of Centene’s contracts with federal or state governments (including but not limited to Medicaid, Medicare, TRICARE or other customers); (xvi) the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; (xvii) challenges to Centene’s contract awards; (xviii) cyber-attacks or other privacy or data security incidents; (xix) the possibility that the expected synergies and value creation from acquired businesses, including, without limitation, the Fidelis Care Transaction, will not be realized, or will not be realized within the expected time period; (xx) the exertion of management’s time and Centene’s resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for acquisitions, including the Fidelis Care Transaction; (xxi) disruption caused by significant completed and pending acquisitions, including, among others, the Fidelis Care Transaction, making it more difficult to maintain business and operational relationships; (xxii) the risk that unexpected costs will be incurred in connection with the completion and/or integration of acquisition transactions, including, among others, the Fidelis Care Transaction; (xxiii) changes in expected closing dates, estimated purchase price and accretion for acquisitions; (xxiv) the risk that acquired businesses, including Fidelis Care, will not be integrated successfully; (xxv) the risk that, following the Fidelis Care Transaction, Centene may not be able to effectively manage its expanded operations; (xxvi) restrictions and limitations in connection with Centene’s indebtedness; (xxvii) Centene’s ability to maintain the Centers for Medicare and Medicaid Services (CMS) Star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; (xxviii) availability of debt and equity financing, on terms that are favorable to us; (xxxix) inflation; and (xxx) foreign currency fluctuations. This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain other factors that may affect Centene’s business operations, financial condition and results of operations, in Centene’s filings with the Securities and Exchange Commission (the “SEC”), including Centene’s Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, Centene cannot give assurances with respect to Centene’s future performance, including without limitation Centene’s ability to maintain adequate premium levels or Centene’s ability to control its future medical and selling, general and administrative costs.

Safe Harbor Statement IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the WellCare Transaction, Centene intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to the shares of Centene’s common stock to be issued in the WellCare Transaction and a joint proxy statement for Centene’s and WellCare’s respective stockholders (the “Joint Proxy Statement”). Each of Centene and WellCare will send the Joint Proxy Statement to its stockholders and may file other documents regarding the WellCare Transaction with the SEC. This communication is not a substitute for the Registration Statement, the Joint Proxy Statement or any other document that Centene or WellCare may send to their respective stockholders in connection with the WellCare Transaction. INVESTORS AND SECURITY HOLDERS OF CARDINAL AND WELLINGTON ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CARDINAL, WELLINGTON, THE WELLINGTON TRANSACTION AND RELATED MATTERS. Investors and security holders of Centene and WellCare will be able to obtain free copies of the Registration Statement, the Joint Proxy Statement and other documents (including any amendments or supplements thereto) containing important information about Centene and WellCare once those documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Centene and WellCare make available free of charge at www.centene.com and www.ir.wellcare.com, respectively, copies of materials they file with, or furnish to, the SEC. PARTICIPANTS IN THE SOLICITATION Centene, WellCare and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Centene and WellCare in connection with the WellCare Transaction. Information about the directors and executive officers of Centene is set forth in its Annual Report on Form 10‑K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 19, 2019, its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on March 8, 2019, and on its website at www.centene.com. Information about the directors and executive officers of WellCare is set forth in its Annual Report on Form 10‑K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 12, 2019, its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 9, 2018, and on its website at www.ir.wellcare.com. Investors may obtain additional information regarding the interest of such participants and a description of their direct and indirect interests, by security holdings or otherwise, by reading the Registration Statement, the Joint Proxy Statement and other materials to be filed with the SEC in connection with the WellCare Transaction when they become available. You may obtain these documents free of charge through the website maintained by the SEC at www.sec.gov and from the websites of Centene or WellCare as described above. NO OFFER OR SOLICITATION This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Earnings Guidance Policy Our Company’s policy is “that the Company undertakes no obligation to update its earnings guidance, other than as part of its quarterly or yearly earnings disclosure, and that silence on guidance by the Company or Company officials should not be interpreted that guidance has or has not changed. In any event, no updated guidance would ever be given that is not previously or simultaneously disclosed in an SEC filing or other broad non-exclusionary means.” “Further, it is Company policy to generally not hold discussions with investors commencing two weeks prior to earnings release.”

Participants Michael F. Neidorff Chairman & Chief Executive Officer, Centene Kenneth A. Burdick Chief Executive Officer, WellCare Jeffrey A. Schwaneke Executive Vice President, Chief Financial Officer & Treasurer, Centene

+ Creating the Premier Healthcare Enterprise Focused on Government-Sponsored Programs One of the nation’s largest managed care organizations $97B in revenues and $5B of EBITDA projected in 2019 (Pro Forma) Leader in government-sponsored programs with expanded national footprint 22M government-sponsored members across all 50 states Leading Medicare platform 5M members, including 1M Medicare and 4M Medicare PDP Increased scale and product diversification to provide enhanced benefits to members and government partners Diversified revenue mix with 65% in Medicaid and 15% in each of Medicare and Health Insurance Marketplace Shared commitment to local communities Value creation for shareholders Mid single-digit percent adjusted EPS accretion projected in year two ~$500M in annual net cost synergies projected by year two Note: CNC membership data as of 12/31/18; WCG membership data as disclosed in 2018 10-K and pro forma for acquired AET PDP membership and publicly announced new PDP enrollment

Track Record of Value Creation Industry leadership in government-sponsored programs Established track record of execution by both teams History of successfully integrating acquisitions Source: Company filings; Equity research Note: CNC and WCG membership and stock prices as of 12/31/13 and 12/31/18 1 Shown pro forma for acquisition of Aetna’s Medicare PDP membership 2013A 2018A Revenue $10.9B $60.1B EBITDA $0.4B $2.4B Members 2.7M 14.0M Stock Price $14.74 $57.65 +291% return +235% return 2013A 2018A Revenue $9.5B $20.4B EBITDA $0.3B $1.1B Members 2.8M 7.7M Stock Price $70.42 $236.09 1

Transaction Overview

Purchase Price	• $305.39[1] per WCG share, comprised of $120.00 in cash per share and 3.38 CNC shares per WCG share • Compelling 32.1%[2] premium for WCG shareholders; 21.0% premium to 30-day VWAP • Total transaction value of $17.3B, including WCG debt
Ownership	• Current Centene shareholders will own approximately 71% and current WellCare shareholders will own approximately 29% of combined company
Financial Impact	• ~$500M in annual net cost synergies projected by year two • Mid single-digit percent adjusted EPS accretion projected in year two
Financing	• Committed financing of $8.35B in place for cash portion of consideration • Debt / cap ~40% at transaction close; target mid-to-upper 30%'s within 12-18 months post close
Leadership & Governance	• Michael Neidorff will serve as Chairman & CEO of combined company • Ken Burdick and Andrew Asher expected to join senior leadership team in newly created positions • Board to consist of 11 members, nine from Centene and two from WellCare
Headquarters	• Headquartered in St. Louis, MO with substantial operations in Florida
Closing	• Expected to close in the first half of 2020 • Subject to Centene and WellCare shareholder approvals and customary regulatory approvals

[1] Purchase price based on closing Centene share price on March 26, 2019; [2] WellCare share price as of March 26, 2019

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Highest Growth Rates vs. Peers 2019E Pro Forma EBITDA ($B) 2019E Pro Forma Revenue ($B) Source: Company filings; Equity research; FactSet as of 03/26/19 1 Excludes retail operations ’13A – ’19E CAGR 12% 18% 27% 6% 44% 7% 12% 20% 21% 7% 53% 6% Highest Growth Among Peers 1 1

Leader in Government-Sponsored Programs Membership Overview in Millions 21.8 20.7 15.1 10.4 9.8 4.7 Medicaid: #1 Medicare: #4 Health Insurance Marketplace: #1 Source: Company filings; CMS Note: Membership data as of 12/31/18; WCG membership data as disclosed in 2018 10-K and pro forma for acquired AET PDP membership and publicly announced new PDP enrollment 1 Medicare membership includes Medicare Advantage, Medicare Supplement, Special Needs Plans, Duals and Part D Plans 2 Excludes commercial large and small group 3 Marketplace membership shown based on public filings as available 3 1 2

33 states 50 states National Footprint Across All 50 States Source: Company filings Note: Centene is shown pro forma to include in-progress acquisitions expected to commence operations in Iowa and North Carolina (both subject to closing conditions and regulatory approval); WellCare membership as disclosed in 2018 10-K and pro forma for acquired AET PDP membership and publicly announced new PDP enrollment; Medicare Part D available in all 50 states 1 Includes commercial large and small group Medicaid: Medicare: Medicare PDP: Marketplace: Other: 12.3M 3.8M 1.5M 3.7M 22.3M Total 1 Medicaid or Medicare Medicare / Medicaid / Marketplace HI AK 1.0M 30 states 50 states 21 states 28 states 1 Health plan operations 17 states with all 3 products, Medicaid, Medicare and Marketplace, including CA, FL, NY and TX Medicaid and Medicare

Diversified Government Programs Portfolio Marketplace1 Medicaid Medicare / Medicare PDP Other 2019E Pro Forma Revenue: $97B + Note: Revenue breakdowns by product are 2018A 1 Marketplace category includes all Commercial product revenue 2019E Revenue: $71B 2019E Revenue: $26B

Leading Medicare Platform

Medicare Opportunity

- Significant market growth and penetration upside in Managed Medicare
- Medicare and Medicaid increasingly linked through program design
- Medically complex "duals" population choosing Managed Medicare
- 65% of eligible population below 400% federal poverty level
- Comparable capabilities and infrastructure between government programs
- Combined enterprise is uniquely experienced nationwide competitor to large national and regional insurers, creating more competition and choices for consumers

Medicare Advantage Opportunity



2017
2022
~$700B
Total Spending
~$240B
Medicare Advantage (34%)
~$1,000B
Total Spending
~$460B
Medicare Advantage (46%)

Source: CMS; Company filings

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Combined Best in Class Capabilities Strong Technology Foundation Pharmacy Medicare / Medicare PDP Medicaid Health Insurance Marketplace Other Specialty Services ~$30B of combined pharmacy spend1 1 Includes Medicare PDP

Shared Commitment to Local Communities Shared commitment to communities in which our members, providers and employees live and work Helping people live healthier lives through a localized approach and providing access to high-quality healthcare through a wide-range of affordable healthcare solutions Leading the market with affordable, high-quality, culturally-sensitive healthcare services Increased opportunities to more effectively address social determinants of health such as food insecurity, housing instability, unemployment and lack of access to transportation Deeply Committed to Community Leadership

Financing Overview

Purchase Price	• \$305.39 per WCG share, comprised of \$120.00 in cash and \$185.39[1] of CNC stock • Implied consideration mix: 39% cash and 61% stock • Total transaction value of \$17.3B, including WCG debt
Transaction Funding	• \$8.35B in committed financing and \$9.4B[1] of equity issued to WCG shareholders
Credit Rating	• Expect to maintain current BB+ / Ba1 ratings with proposed transaction financing
Debt-to-Capital Ratio	• Debt / cap expected to be ~40% at transaction close • Target mid-to-upper 30%'s within 12-18 months post close
Financial Impact	• ~\$500M in annual net cost synergies projected by year two • Mid single-digit percent adjusted EPS accretion projected in year two
Transaction Costs	• ~\$350M in one-time transaction-related costs (excluded from adjusted EPS)

[1] Based on closing Centene share price on March 26, 2019

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16

Path to Long-Term Value Creation Expected to generate ~$500M of annual net cost synergies by year two Near-term synergies including G&A efficiencies and scale benefits in medical cost management and pharmacy Longer term opportunities including full system consolidation and product expansion Successfully integrated Health Net, achieving targeted synergies, and on-track with Fidelis integration Integration Timeline Signing to Closing Near-Term Synergies Long-Term Synergies Establish Integration Management Office; staffed with experienced, dedicated team Perform cultural assessment Initial G&A efficiencies Immediate scale benefits in pharmacy and medical cost management Additional G&A synergies Full systems consolidation Product expansion in new markets

Accelerating Our Strategy Expanding addressable market opportunities Organic growth – new markets and new products Seeking new acquisition opportunities Continuing to expand our national leadership in government-sponsored healthcare California and Federal Services New York Presence, National Leadership Note: 2016 and 2018 membership shown at time of transaction close, not year end; 2019 membership shown as estimated pro forma combined Centene and WellCare 1 From 12/31/09 through 03/26/19 2016 11.5M members 2010 1.5M members 2019 22M+ members Shareholder return of over 935% since 20101 2018 14.5M members National Leadership in Government Programs

Well Positioned for Long-Term Growth Value Creation and Earnings Accretion Shared Commitment to Local Communities One of the Nation’s Largest Managed Care Organizations Increased Scale and Product Diversification to Provide Enhanced Benefits to Members and Government Partners Leader in Government-Sponsored Programs with National Footprint Establishes a Nationwide Medicare Platform

+